                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 16, 2004


                            LINDSAY MANUFACTURING CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-13419                   47-0554096
------------------------         ---------------         -----------------------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


             2707 North 108th Street
                       Suite 102
                Omaha, Nebraska                                68164
     ---------------------------------------------        ----------------
  (Address of principal executive offices)                   (Zip Code)


                                 (402) 428-2131
            --------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On December 16, 2004, the Board of Directors of Lindsay Manufacturing Co. (the "Company") approved a resolution, effective immediately, amending and restating the By-Laws of the Company. The By-Law amendments included: (i) an amendment to Section 4.1 to update the manner of giving notice of meetings to permit notice to be given by email or fax, (ii) amendments to Sections 3.10 and
5.5 to provide that the Chairman of the Audit Committee will preside at meetings of stockholders, the Board of Directors and the Executive Committee in the absence or disability of the Chairman of the Board, (iii) amendments to Section
5.5 and other Sections to clarify that certain executive powers given to the Chairman of the Board shall only apply if the Chairman of the Board is the Chief Executive Officer, (iv) an amendment to Section 5.7 to eliminate provisions for a separate Chairman of the Executive Committee and to provide that the Chairman of the Board shall serve as the Chairman of the Executive Committee, (v) an amendment to Section 5.13 to provide that the compensation of officers may be authorized by the Board of Directors or its Compensation Committee and to provide that the Company will not make personal loans or extensions of credit to any officer or director of the Company, (vi) an amendment to Section 7.2 to clarify the provisions relating to authority to contract loans and incur indebtedness on behalf of the Company, and (vii) a few other conforming changes.

         A copy of the By-Laws of the Company (Amended and Restated by Board of Directors on December 16, 2004) is filed as Exhibit 3(b) hereto.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit
         Number    Description

         3(b) By-Laws of the Company (Amended and Restated by Board of Directors on December 16, 2004)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 22, 2004                LINDSAY MANUFACTURING CO.



                                         By:  /s/ David Downing
                                              ---------------------------------
                                              David Downing, Vice President and
                                                Chief Financial Officer